SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 26, 2004

AEROFLEX INCORPORATED

(Exact Name of Registrant as Specified in Charter)

Delaware	000-02324	11-1974412
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

35 South Service Road, Plainview, New York		11803
(Address of Principal Executive Offices)		(Zip Code)

(516) 694-6700
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Item 5. Other Events

As previously reported, on September 3, 2003, Aeroflex Incorporated, a Delaware corporation (“Aeroflex”) acquired MCE Technologies, Inc., a Michigan corporation (“MCE”) through a merger with a wholly owned subsidiary of Aeroflex.  MCE (now Aeroflex Microelectronic Solutions, Inc.) is a significant subsidiary of Aeroflex.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)                                  Pro Forma Financial Information.

Attached is unaudited pro forma financial information for Aeroflex and MCE for the six months ended December 31, 2003.

(c)                                  Exhibits.

23.1                           Consent of Ernst & Young LLP

99.1                           Unaudited Pro Forma Combined Statement of Operations for MCE Technologies, Inc. and Aeroflex Incorporated.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEROFLEX INCORPORATED

	By:	/s/ Michael Gorin
	Name:	Michael Gorin
	Title:	Vice Chairman, Chief Financial Officer and Principal Accounting Officer

Dated: February 26, 2004

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP

99.1	Unaudited Pro Forma Combined Statement of Operations for MCE Technologies, Inc. and Aeroflex Incorporated.